SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 30, 1999


                                OrthoLogic Corp.
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             (Exact name of registrant as specified in its charter)


          Delaware                     0-21214                  86-0585310
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(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                    Identification Number)


                1275 West Washington Street, Tempe, Arizona 85281
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                    (Address of principal executive offices)


Registrant's telephone number, including area code: (602) 286-5520


                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)
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ITEM 5. OTHER EVENTS

     On July 30, 1999, Orthologic Corp. and the Bank of New York entered into a First Amendatory Agreement amending the Rights Agreement dated March 4, 1997 such that (a) the definition of an "Acquiring Person," for purposes of triggering certain shareholder rights pursuant to the Rights Agreement is changed to mean a beneficial owner of 25 percent or more of the outstanding Orthologic Corp. common shares, and (b) the beneficial ownership percentages that would establish a date for the separation of the rights from the common stock and activate the "flip-in" feature of the Rights Agreement have been set at 25 percent.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits

          EXHIBIT NUMBER                            DESCRIPTION
          --------------                            -----------
              10.1                   First Amendatory Agreement to March 4, 1997
                                     Rights Agreement

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ORTHOLOGIC CORP.


Dated: August 19, 1999                  /s/ Thomas R. Trotter
                                        ----------------------------------------
                                        Thomas R. Trotter
                                        Chief Executive Officer and President

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